NET REVENUES	12 Months Ended
Dec. 31, 2024
NET REVENUES
NET REVENUES

NOTE 19 - NET REVENUES:

	Year Ended December 31,
	2024	2023	2022
	U.S dollars in thousands
Licensing revenues (1)	547	—	2,000
Sales of products (2)	7,496	6,530	59,800
	8,043	6,530	61,800

(1)	Revenues related to the license agreement with Gaelan for Talicia® in the UAE, see note 15(7) above.
(2)	In 2024 and 2023, the Company recognized contra-revenues of ($0.9) million and ($2.6) million, respectively, for Movantik®, primarily due to returns following its divestiture on February 1, 2023 (see note 15(6) above). In 2022, net revenues for Movantik® were $52.1 million. Correspondingly, in 2024, 2023 and 2022, net revenues from sales of other products (mainly Talicia®) were $8.4 million, $9.1 million, and $7.7 million, respectively.